QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Digital Angel Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

DIGITAL ANGEL CORPORATION
490 Villaume Avenue
South St. Paul, Minnesota 55075
(612) 455-1621

Notice of Annual Meeting of Stockholders
to Be Held October 22, 2002

To the Stockholders of Digital Angel Corporation:

        Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Digital Angel Corporation, a Delaware corporation formerly known as Medical Advisory Systems, Inc. (the "Company"), will be held on Tuesday, October 22, 2002 at 9:30 a.m. (local time) at The St. Paul Hotel, 350 Market Street, St. Paul, Minnesota 55102.

        At the Annual Meeting, the Company's stockholders will be asked to:

        1.    Elect five directors of the Company to serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation, removal or death;

        2.    Approve the Amended and Restated Digital Angel Corporation Transition Stock Option Plan approved by the Company's Board of Directors in 2002 ("2002 Stock Plan");

        3.    Approve an amendment to the 2002 Stock Plan increasing the number of shares of the Company's common stock subject to the plan;

        4.    Approve an amendment to the 2002 Stock Plan allowing the Company's Board of Directors or a Committee of the Board to designate participants in the plan;

        5.    Ratify options granted under the 2002 Stock Plan to officers, directors and key employees of the Company;

        6.    Ratify the appointment of Eisner LLP as independent auditors for the fiscal year ending December 31, 2002; and

        7.    Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Only holders of record of the Company's common stock at the close of business on September 6, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        Each of you is invited to attend the Annual Meeting in person, if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.

                  By Order of the Board of Directors

                  /s/  JAMES P. SANTELLI
                  James P. Santelli,                   Secretary

September 23, 2002

Whether or not you expect to attend the Annual Meeting,
please sign the proxy and return it in the enclosed envelope.

DIGITAL ANGEL CORPORATION
490 Villaume Avenue
South St. Paul, Minnesota 55075
(612) 455-1621

PROXY STATEMENT

SELECTION OF PROXIES

        This proxy statement is being furnished to shareholders of Digital Angel Corporation, a Delaware corporation formerly known as Medical Advisory Systems, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company, for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held on October 22, 2002 and any adjournment thereof. This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about September 23, 2002.

        Information in this proxy statement reflects the completion of the March 27, 2002 merger (the "Merger") of the former Digital Angel Corporation, a former wholly-owned subsidiary of Applied Digital Solutions, Inc. ("ADS") (Nasdaq: ADSX), with a wholly-owned subsidiary of the Company, then known as Medical Advisory Systems, Inc. In the Merger, ADS received shares of the Company such that, immediately after the Merger, ADS owned approximately 82% of the Company's outstanding shares of common stock. In the Merger, Digital Angel Corporation became a wholly-owned subsidiary of the Company and changed its name to "Digital Angel Technology Corporation." Also in connection with the Merger, the Company changed its name from "Medical Advisory Systems, Inc." to "Digital Angel Corporation."

        The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

VOTING AND REVOCATION OF PROXY

        Only holders of record of the Company's Common Stock, par value $0.005 per share, at the close of business on September 6, 2002, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. On the record date, 26,460,076 shares of the Company's common stock were outstanding. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the shares of the Company's common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting.

        Each proxy returned to the Company will be voted according to the instructions indicated on the proxy. If no instructions are indicated, the shares will be voted (i) for the election of the nominees for the Board of Directors named in this proxy statement, (ii) for approving the Amended and Restated Digital

Angel Corporation Transition Stock Option Plan approved by the Company's Board of Directors in 2002 ("2002 Stock Plan"); (iii) for amending the 2002 Stock Plan to increase the number of shares of common stock subject to the 2002 Stock Plan; (iv) for amending the 2002 Option Plan to allow the Company's Board of Directors or a Committee of the Board to designate participants in the plan; (v) for the ratification of the grant of options under the 2002 Stock Plan to officers, directors and key employees of the Company; and (vi) for the ratification of the appointment of Eisner LLP as independent auditors for the fiscal year ending December 31, 2002. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

        The election of the directors set forth in Proposal 1 requires a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting. If a quorum is present, those nominees receiving a plurality of the votes cast will be elected. With respect to Proposals 2, 3, 4, 5 and 6, if a quorum is present, the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve such matters. If a proxy is returned and the stockholder has abstained from voting on any matter, the shares represented by such proxy will be included in the number of votes present and entitled to vote and will be treated as "no" votes. When brokers are prohibited from exercising discretionary authority for beneficial owners of the Company's common stock who have not returned a proxy, those shares will not be included in the votes present and will have no effect on the outcome of the vote.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

  •
  giving written notice of such revocation to the Secretary of the Company before or at the Annual Meeting before a vote is taken;

  •
  before the vote is taken at the Annual Meeting, delivering another written proxy bearing a later date; or

  •
  attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

PROPOSAL 1
ELECTION OF DIRECTORS

        The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's Bylaws provide that the Board of Directors shall consist of at least three members. The Board of Directors currently consists of five members. Each Director is elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation, death or removal.

        Stockholders will be asked at the Annual Meeting to elect five Directors. The Board has nominated the five individuals named below to serve as Directors of the Company. The nominees comprise the entire Board, and all nominees now serve as Directors of the Company. On March 27, 2002, Digital Angel Acquisition Co., a Delaware corporation and a wholly-owned subsidiary of the Company, was merged with and into the former Digital Angel Corporation, a Delaware corporation, and the Company changed its name from "Medical Advisory Systems, Inc." to "Digital Angel Corporation." Immediately following the Merger, the Company's Board of Directors reduced the number of Directors serving on the board from seven to five members, and each of the Directors serving as a Director immediately before the Merger, with the exception of Richard J. Sullivan, resigned from office and simultaneously appointed their successors.

        All nominees have indicated a willingness to serve, if elected. If any nominee becomes unable to serve before the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named in the proxy.

Name	Positions with the Company	Age
Randolph K. Geissler	President, Chief Executive Officer and Director	42
Richard J. Sullivan	Director and Chairman of the Board	63
Richard S. Friedland	Director	51
Kenneth D. Larson	Director	62
Howard S. Weintraub, Ph.D.	Director	59

Stockholder Approval

        The affirmative vote of a plurality of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of Directors.

        The Board of Directors recommends that the stockholders vote for the election of the nominees for the Board of Directors as set forth in Proposal 1.

INFORMATION CONCERNING DIRECTORS
AND EXECUTIVE OFFICERS

Directors

        Each nominee for election to the Company's Board of Directors is presently serving as a Director of the Company. The following discussion sets forth information concerning the nominees for Directors of the Company.

        Randolph K. Geissler has served as President and Chief Executive Officer of the Company since March 27, 2002, which was the effective date of the Merger between a wholly-owned subsidiary of the Company and the former Digital Angel Corporation. From September 2000 until March 27, 2002, he was Chief Executive Officer of the former Digital Angel Corporation. From 1993 until the merger of Destron Fearing Corporation with ADS in September 2000, Mr. Geissler served as Chief Executive Officer of Destron Fearing Corporation (Nasdaq: DFCO). He was Interim Chief Executive Officer of Destron Fearing Corporation from March 1, 1993 until November 12, 1993 under a transition services agreement signed in conjunction with the merger of a wholly-owned subsidiary of Destron/IDI, Inc. and Fearing Manufacturing Co., Inc. ("Fearing") in November 1993, when Destron/IDI, Inc. changed its name to Destron Fearing Corporation. Prior to 1987, he held a variety of positions with Fearing, including sales representative, production manager and director of research. He is a manager (Chief Executive Officer) and one of two governors of Digital Angel Holdings, LLC, which is owned by the Company and was formed to own the Company's headquarters located in South St. Paul, Minnesota. Mr. Geissler received his degree in Veterinary Animal Science from the University of Wisconsin-River Falls in 1982.

        Richard J. Sullivan is Chairman of the Board of Directors of the Company. He has served on the Company's Board of Directors since March 27, 2002. Since 1993, Mr. Sullivan has been Chairman of the Board and Chief Executive Officer of ADS. He served as a director of the former Digital Angel

Corporation since the merger of Destron Fearing Corporation with a wholly-owned subsidiary of ADS in September 2000. Mr. Sullivan is also Chairman of Great Bay Technology, Inc. From August 1989 to December 1992, Mr. Sullivan was Chairman of the Board of Directors of Consolidated Convenience Systems, Inc., Springfield, Missouri. He has been the Managing General Partner of The Bay Group, a mergers and acquisitions firm in New Hampshire, since February 1995. Mr. Sullivan was formerly Chairman and Chief Executive Officer of Manufacturing Resources, Inc., an MRP II software company in Boston, Massachusetts, and he was Chairman and Chief Executive Officer of Encode Technology, a computer-aided manufacturing company, in Nashua, New Hampshire from February 1984 to August 1986.

        Richard S. Friedland has served on the Board of Directors of the Company since March 27, 2002. He served on the Board of ADS from October 1999 until March 27, 2002. Mr. Friedland was previously associated with General Instrument Corporation. During his 19-year tenure with General Instrument Corporation, Mr. Friedland held several executive positions, including Chief Financial Officer, President and Chief Operating Officer. In 1995, he was appointed Chairman of the Board and Chief Executive Officer of General Instrument Corporation. He currently serves on the boards of several development-stage companies. Mr. Friedland earned a Bachelor of Science degree in Accounting from Ohio State University in 1985 and a Masters Degree in Business Administration from Seton Hall University in 1985. Mr. Friedland is Chairman of the Company's Audit Committee.

        Kenneth D. Larson is Chairman of Restaurant Technologies, Inc., Chief Executive Officer of Classic Space, Inc., and Secretary/Treasurer of Austin Lodge, LLC. He has served as a Director of the Company since March 27, 2002. Mr. Larson served as President and Chief Operating Officer of Polaris Industries, Inc. ("Polaris") from 1988 until his retirement in September 1998. Polaris is a publicly-held company that designs, engineers, manufactures, and markets snowmobiles, all-terrain vehicles (ATVs), and personal watercraft for recreational and utility use. He previously held management positions with Toro Company, Allis-Chalmers Corp., General Electric Company, and Gehl Company. Mr. Larson is a Director of Featherlite, Inc., where he serves on the audit and compensation committees. Mr. Larson is also a director of Nortek Systems, Inc., a diversified manufacturer of residential and commercial building products that is publicly-held. He is a member of the Company's Audit and Compensation Committees.

        Howard S. Weintraub, Ph.D. is Vice President, R&D, Corporate Staff for C.R. Bard, Inc., a medical device company (NYSE: BCR). He has been a Director of the Company since March 27, 2002. From 1988 to 1998, he held senior research and technology management positions at Bristol-Meyers Squibb. Dr. Weintraub was previously associated with the Ortho Pharmaceutical Corporation, a Johnson and Johnson company, from 1973 until 1988, where he held senior research management positions. He has also authored or co-authored over 50 publications and abstracts. Dr. Weintraub previously served as chairman of the Industrial Pharmaceutical Technology Section of the AAPS (formerly AphA) and was the chairman of the Drug Metabolism subsection of the Research and Pharmaceutical Manufacturers' Association. Dr. Weintraub earned a Bachelor of Science Degree in Pharmacy from Columbia University and his Ph.D. in biopharmaceutics from the State University of New York at Buffalo. He serves on the Company's Compensation and Audit Committees. He is also a Board Advisor to the Swiss biotechnology firm, Modex Therapeutics.

        Directors of the Company are elected annually to serve until the next annual meeting of stockholders or until their earlier resignation, death or removal. There is no family relationship between any of the directors or executive officers of the Company.

Board Actions and Committees

        During the twelve months ended October 31, 2001, the Board of Directors met nine times. Each Director attending at least 75% of the total number of meetings of the Board held during 2001 while he or she was a Director. The Board has an Audit Committee and a Compensation Committee. During the fiscal year ended October 31, 2001, the Audit Committee met four times and the Compensation Committee did not meet. On September 26, 2001, the Board formed a Special Merger Committee to evaluate the Merger. The members of the Special Merger Committee were Messrs. Robert C. Goodwin, Jr., Richard F. Seelig and Paul R. Sanberg. The Special Merger Committee met five times in fiscal 2001.

        On November 1, 2000, which was the beginning of fiscal 2001 for the Company, the Company's Audit Committee consisted of Thomas M. Hall, M.D., Robert C. Goodwin, Jr., and George E. Harris, IV. On January 26, 2001, Mr. Harris resigned from the Board and the Audit Committee. On February 23, 2001, the Board appointed Mr. Goodwin, Richard F. Seelig, and David A. Loppert to the Audit Committee. Messrs. Goodwin, Seelig and Loppert were "independent" members of the Audit Committee, as the term "independent" is defined as Section 121(A) of the Listing Standards of The American Stock Exchange. The Board of Directors adopted a written charter for the Audit Committee on October 29, 1999, which was included as an exhibit to the Company's proxy statement dated March 12, 2001. On July 10, 2001, Mr. Loppert resigned from the Board and the Audit Committee. Effective March 27, 2002, Messrs. Goodwin and Seelig resigned from the Board and the Audit Committee, and Messrs. Richard S. Friedland and Kenneth D. Larson were appointed to the Audit Committee. In August 2002, Howard S. Weintraub, Ph.D. also was appointed to the Audit Committee. Messrs. Friedland and Larson and Dr. Weintraub are "independent" members of the Audit Committee within the meaning of Section 121(A) of The American Stock Exchange Listing Standards.

        The Audit Committee recommends annually to the Board of Directors the engagement of independent public accountants, approves professional services provided by the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company's internal accounting controls and major accounting or financial reporting matters. The Audit Committee also reviews all reports and financial information submitted to the United States Securities and Exchange Commission and any significant disagreements between management and the independent accountants in connection with the preparation of the Company's financial statements. The Committee reviews with the Company's legal counsel all legal and regulatory matters which may have a significant impact on the Company's financial statements. The Audit Committee has not considered whether the provision of certain non-audit services by the independent public accountants is compatible with maintaining the independent public accountants' independence.

        On November 1, 2000, which was the beginning of fiscal 2001 for the Company, the Compensation Committee consisted of Messrs. Robert C. Goodwin, Jr. and George E. Harris, IV. On January 26, 2001, Mr. Harris resigned from the Board and the Compensation Committee. On February 23, 2001, the Board of Directors appointed Mr. Goodwin, Ms. Mercedes Walton and Mr. Paul R. Sanberg to the Compensation Committee. On April 19, 2001, Ms. Walton resigned from the Board and the Compensation Committee. Effective March 27, 2002, Messrs. Goodwin and Sanberg resigned from the Board and the Compensation Committee, and the Board of Directors appointed Kenneth D. Larson and Howard S. Weintraub, Ph.D. to the Compensation Committee. The Compensation Committee determines compensation for senior management, advises the Board of Directors on the adoption and administration of employee benefit and compensation plans and administers the March 1998 Amended and Restated Employee and Directors Stock Plan and the 2002 Stock Plan.

Directors' Compensation

        Until April 1, 2002, the Company reimbursed non-management directors for costs and expenses they incurred in connection with their attendance and participation at meetings of the Board of Directors and for other travel expenses incurred on the Company's behalf. Until April 1, 2002, the Company compensated each non-management director $1,000 for each meeting of the Board and $500 for each meeting of the Audit Committee and the Compensation Committee attended by such director. Under these arrangements, the following non-employee Directors received the following amounts during the fiscal year ended October 31, 2001: Robert C. Goodwin, Jr. ($15,000); Richard F. Seelig ($11,000); Paul R. Sanberg ($10,000); George E. Harris, IV ($2,500). Non-employee Directors of the Company have been granted stock options in connection with their service as Directors. See "Proposal 5: Ratification of Options Granted Under 2002 Stock Plan."

        Effective April 1, 2002, the Board determined pay to each member of the Company's Board of Directors who is not an employee or officer of the Company or an "affiliate" of the Company (as the term "affiliate" is defined in the Company's 2002 Stock Plan) $5,000 per quarter, plus $1,000 each calendar quarter for each Committee of the Board on which the Director serves, plus $1,000 for each meeting of the Board of Directors that a Board member attends that is not a regularly-scheduled Board meeting. The Company also reimburses such directors for reasonable expenses incurred by them in rendering their duties as directors of the Company, subject to such reimbursement practices and procedures as the Company reasonably imposes.

Executive Officers

        The following discussion sets forth information about Messrs. James P. Santelli and Amro A. Albana, who are executive officers of the Company but are not Directors.

Name	Positions with the Company	Age
James P. Santelli	Vice President—Finance, Chief Financial Officer, Treasurer and Secretary	54
Amro A. Albana	President, Digital Angel Systems, a division of the Company	36

        James P. Santelli has been Vice President—Finance, Chief Financial Officer, Secretary and Treasurer of the Company since March 27, 2002. He is a manager (Chief Financial Officer) and one of two governors of Digital Angel Holdings, LLC. He was Vice President-Finance and Chief Financial Officer of the former Digital Angel Corporation since September 2000. Mr. Santelli joined the former Digital Angel Corporation (then named Destron Fearing Corporation) in September 1999 as Vice President-Finance and Chief Financial Officer. From October 1998 until September 1999, he was Chief Operating Officer of Doorlite, Inc., a manufacturer of specialty door glass with approximately $40 million in annual revenues. From November 1995 until October 1998, Mr. Santelli was Chief Financial Officer and Vice President, Finance of Hartzell Manufacturing, Inc., a manufacturer of custom plastic injected and metal die cast parts with approximately $90 million in annual revenue. From December 1994 until November 1995, he was a Strategy Consultant for Continental Financial Management Corp., which was a start-up asset financing company. Mr. Santelli has a Bachelor's degree in Economics from Carleton College and an MBA in Finance from Cornell University.

        Amro A. Albana has been President of the Company's Digital Angel Systems division since March 27, 2002. From July 2000 until March 2002, he was President of ADS's e-business practice group, which became a division of the Company in the Merger. He was President and Chief Executive Officer of Timely Technology Corp. from May 1997 until July 2000, when it was acquired by ADS. Mr. Albana was Chief Systems Architect of Risk Data Corp. from March 1996 until April 1997, where he was in charge of the development team and the design and implementation of health care systems.

Executive Compensation

        The following table sets forth the compensation earned by Thomas M. Hall, M.D., M.I.M., the Chief Executive Officer of the Company in the fiscal year ended October 31, 2001, and the other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in fiscal 2001 (the "Named Executive Officers"), for each of the years ended October 31, 2001, 2000 and 1999:

Summary Compensation Table

	Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation($)		Shares of Stock Underlying Options(#)	All Other Compensation(3)
Thomas M. Hall, M.D., M.I.M. Chief Executive Officer and Chief Physician	2001 2000 1999	$260,000 259,870 257,362	$0 0 0	$1,000 1,000 0	(1) (1)	150,000 30,000 —	$	— 1,275 1,949
Ronald W. Pickett Chairman of the Board, President and Treasurer	2001 2000 1999	$180,000 149,870 129,505	$0 0 0	$0 25,000 13,462	(2) (2)	350,000 — —		$0 0 0
Dale L. Hutchins, Ph.D. Executive Vice President and Chief Operating Officer	2001 2000	$140,000 116,793	$0 0	$23,072	(2)	50,000 80,000		$437 877

(1)
Received as compensation through Hall & Associates, P.A., an affiliate. The Company had an agreement with Hall & Associates, P.A. under which Hall & Associates, P.A. provided the Company with medical staff personnel. This agreement was terminated on July 1, 2002. See "Certain Transactions."

(2)
Received as compensation through DocTalk, LLC and Doc-Talk, Inc., wholly-owned subsidiaries of the Company.

(3)
Consists of the amounts contributed by the Company on behalf of the Named Executive Officers under the Company's 401(k) Profit Sharing Plan and Trust available to all employees.

        The following table sets forth information concerning grants of stock options in fiscal 2001 to the Named Executive Officers made under the Company's March 1998 Amended and Restated Employee and Directors Stock Option Plan. No options were granted in fiscal 2001 under the 2002 Option Plan.

Stock Option Grants in Fiscal Year 2001
Individual Grants

		Percent of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
	Securities Underlying Options Granted (#)
Name			Exercise or Base Price ($/sh)	Expiration Date
					5% ($)	10% ($)
Ronald W. Pickett	350,000	41.0%	$4.15	2/7/2011	$2,484,268	$4,144,152
Thomas M. Hall	150,000	17.5	4.15	2/7/2011	1,064,686	1,776,065
Dale L. Hutchins	50,000	5.9	4.15	2/7/2011	354,895	592,022

        The following table sets forth information concerning stock options exercised in fiscal 2001 and held as of October 31, 2001 by the Named Executive Officers.

Aggregated Option Exercises In Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-Money Options at Fiscal Year End($)
Name	Shares Acquired on Exercise(#)	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas M. Hall	0	$0	210,000	170,000	$0	$0
Dale L. Hutchins	0	0	45,000	110,000	0	0
Ronald W. Pickett	0	0	0	350,000	0	0

401(k) Profit Sharing Plan and Trust

        The Company maintains a 401(k) profit sharing plan for the benefit of eligible employees and their beneficiaries in which executive officers participate on the same basis as all other employees, subject to certain overall and specific anti-discrimination restrictions. An employee is eligible to participate in the 401(k) plan after completing one year of service in which the employee has worked at least 1,000 hours. The plan is a defined contribution profit sharing plan designed to be funded with both Company and employee contributions. Employees may voluntarily contribute up to 15% of their annual pay into the plan, not to exceed an annual dollar limitation, which was $10,500 in 2001. Employees may make contributions by payroll deductions. The Company has the option to make matching contributions each year for eligible employees. The amount of any matching contribution by the Company is determined by the Company. Distributions from the 401(k) plan are available only after reaching the age of 59 1/2 years (for salary deferral accounts) or termination of employment.

        No amounts were paid or distributed during fiscal 2001 by the 401(k) plan to the Named Executive Officers. Benefit amounts contributed by the Company under the plan for the Named Executive Officers during fiscal 1999, 2000 and 2001 are included in the Summary Compensation Table under the heading "All Other Compensation." The Company's contributions for fiscal 2001 for all of the Company's employees, including executive officers, participating in the 401(k) plan have not as yet been determined.

Stock Option Plans

2002 Option Plan

        Effective April 11, 2002, the Company's Board of Directors adopted the Digital Angel Corporation Transition Stock Option Plan (the "2002 Stock Plan"), subject to approval by the stockholders of the Company, and reserved 5,195,312 shares of Common Stock for issuance under the 2002 Stock Plan. At its meeting on June 27, 2002, the Board amended the 2002 Stock Plan to increase the number of shares reserved for issuance under the 2002 Stock Plan to 11,195,312, subject to the approval of the stockholders of the Company. The 2002 Stock Plan is described in more detail in the portion of this proxy statement entitled "Proposal 2—Approval of 2002 Stock Plan".

March 1998 Amended and Restated Employee and Director Stock Option Plan

        Effective March 1, 1998, the Board of Directors of Medical Advisory Systems, Inc. adopted the Amended and Restated Employee and Director Stock Option Plan ("1998 Stock Plan"). The 1998 Stock Plan and the Board's amendments to the 1998 Stock Plan were not submitted to the Company's stockholders for their approval. Only options that are not incentive stock options may be granted under the 1998 Stock Plan. The exercise price per share of common stock under each option granted under the 1998 Stock Plan must not be less than the fair market value of the common stock at the close of business on the date the option is granted. Under the 1998 Stock Plan, "fair market value" is the average of the highest and lowest price for a share of common stock as quoted on The American Stock Exchange on the last trading date immediately before the date of the grant. The exercise price of an option may be paid with cash or a certified check, or with the surrender of shares of common stock having a fair market value on the date of exercise equal to that portion of the purchase price for which payment in cash or by certified check is not made.

        Upon termination of employment except by death or in connection with a "change of control," an employee has three months after cessation of employment to exercise his options under the 1998 Stock Plan to the extent that such employee is entitled to exercise them on the date of cessation of employment. Upon a "change of control," all vested options immediately vest and are exercisable. The merger of the former Digital Angel Corporation with the wholly-owned subsidiary of the Company triggered a vesting of options to purchase 600,000 shares under the 1998 Stock Plan. Upon an option holder's death while employed by the Company, or within three months after having retired with the consent of the Company, the employee's executors or administrators or the legatees or heirs of his estate have the right to exercise the options that are vested and not exercised to the extent that the deceased employee was entitled to exercise the options on the date of his death. However, no options are exercisable more than 10 years from the date they are granted. The plan expires on March 1, 2008. Under the 1998 Stock Plan, options may be granted to officers, directors, employees, advisors and consultants who render services to the Company.

Securities Authorized for Issuance under Stock Plans

        The following table sets forth information as of October 31, 2001 regarding the number of shares of common stock to be issued upon the exercise of outstanding options, the weighted average exercise price of outstanding stock options and the number of shares of common stock remaining available for future issuance (excluding shares of common stock to be issued upon the exercise of outstanding stock options) under the 1998 Stock Plan and the 2002 Stock Plan (collectively, the "Stock Plans"). At the Annual Meeting, we are asking the Company's stockholders to approve the 2002 Stock Plan and two proposed amendments to the 2002 Stock Plan. As described above, the 1998 Stock Plan and the amendments to the 1998 Stock Plan were approved by the Company's directors but were not approved by its stockholders.

	(a) Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(#)	(b) Weighted Average Exercise Price of Outstanding Stock Options($)	(c) Number of Shares of Common Stock Remaining Available for Future Issuance (excluding those in column (a)) Under Stock Option Plans(#)
1998 Stock Plan	1,267,820	$4.06	382,180
Digital Angel.Net, Inc. Restated Flexible Stock Plan(1)	5,132,812	$0.44	23,437
2002 Stock Plan(2)	0	$0	0

Total	6,400,632	$1.15	405,617

(1)
In the Merger effective on March 27, 2002, the options then outstanding under the Digital Angel.Net, Inc. Restated Flexible Stock Plan were converted into options to purchase a total of 5,132,813 shares of the Company's common stock under the 2002 Stock Plan. The numbers of shares in columns (a) and (c) and the weighted average exercise prices in column (b) have been calculated as though the Merger had occurred and the shares were converted on October 31, 2001.

(2)
The 2002 Stock Plan was approved by the Company's Board of Directors effective April 11, 2002. Therefore, no options or other awards were outstanding under the 2002 Stock Plan on October 31, 2001.

Employment Agreements

Employment Agreements with Former Executive Officers of Medical Advisory Systems, Inc.

        Before March 27, 2002, the effective date of the Merger, the Company entered into employment agreements with Ronald W. Pickett, Thomas M. Hall, M.D., and Dale L. Hutchins, Ph.D. On October 26, 2001, the Company signed amendments to the employment agreements with each of Mr. Pickett and Dr. Hall, which reflected both certain prior oral amendments to the employment agreements and additional amendments. The amendments confirmed the extension of the term of each of Mr. Pickett's and Dr. Hall's employment agreement through October 31, 2006 and established that Mr. Pickett would receive an annual salary of at least $180,000 and Dr. Hall would receive an annual salary of at least $260,000 throughout the term of their employment agreements. The amendments also provide that if Mr. Pickett's or Dr. Hall's employment was terminated or they resigned at any time following a "change of control" of the Company, each of Mr. Pickett and Dr. Hall would be entitled to a $250,000 bonus, plus an amount equal to all salary and other benefits that would have been paid under the employment agreement for the remainder of the term of their agreements as though no termination or resignation occurred, plus an amount equal to the value of the fringe benefits, such as medical and dental insurance and use of an automobile, to which Mr. Pickett and Dr. Hall otherwise would have been entitled under their employment agreements for the remainder of the term, plus participation in any profit sharing, stock option or similar plans. The definition of change of control in the employment agreements also was amended to include any consolidation, merger or share exchange, regardless of whether the Company was the surviving corporation, in which any or affiliated person acquires in excess of 20.0% of the combined voting power of the then-outstanding securities of the Company.

        Under the amended employment agreements, the Merger of the Company's wholly-owned subsidiary with the former Digital Angel Corporation constituted a change of control under Mr. Pickett's and Dr. Hall's employment agreements. Therefore, each of Mr. Pickett and Dr. Hall is entitled to a $250,000 bonus from the Company. Mr. Pickett resigned his position with the Company on March 27,

2002. As described above, the terms of the employment agreements with Mr. Pickett and Dr. Hall continue through October 31, 2006, including those terms regarding payments of salary, benefits and other compensation.

Employment Agreements with the Company's Current Executive Officers

        The Company entered into an employment agreement with Randolph K. Geissler, the Company's President and Chief Executive Officer, dated as of March 8, 2002. The term of the employment agreement is five years, ending on March 7, 2007. On each anniversary date of the employment agreement, unless either party notifies the other at least 30 days before such an anniversary date, the term of the agreement automatically renews for successive additional one-year terms, which are added at the end of the then-existing term. The agreement provides that the Company will pay to Mr. Geissler an annual salary of not less than $250,000 and an annual bonus of not less than $50,000, plus such bonuses, incentive compensation and other compensation, if any, as the Company's Board or committee of the Board shall determine. In addition, under the agreement, the Company pays Mr. Geissler monthly payments of $5,000 as a flexible perquisite allowance to be used by Mr. Geissler for such purposes as he shall determine. Upon a "change in control," as defined in the employment agreement, Mr. Geissler may terminate his employment at any time within one year after such change of control upon 15 day's notice. In that case, the Company must pay to Mr. Geissler a severance payment equal to three times the base amount as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, minus $1.00. Also upon a change of control, all outstanding stock options held by Mr. Geissler would become fully exercisable. Under the agreement, Mr. Geissler may make an election at least 10 days prior to each March 8 that the agreement is in effect to select the amount or percentage, if any, of his salary for the 12-month period beginning on such March 8 that he wants to be paid in common stock of the Company. If he makes no election, his salary is paid in cash. The employment agreement can also include confidentiality, non-compete and assignment of invention clauses.

        Effective as of April 1, 2002, the Company entered into an employment agreement with Mr. James P. Santelli, its Vice President, Finance and Chief Financial Officer. The agreement has a term of three years. The term is automatically renewed for successive one-year terms on each anniversary date of the agreement, which is added at the end of the then existing term, unless either party notifies the other at least 60 days prior to such an anniversary date. The agreement provides that the Company shall pay to Mr. Santelli a base salary of $175,000 per year and that he is entitled to participate in any of the Company's benefit and deferred compensation plans or programs as are from time to time available to officers of the Company. The agreement contains confidentiality, non-compete and assignment of invention clauses. The employment agreement provides that upon a change of control, Mr. Santelli may terminate his employment at any time within one year after the change of control upon 15 days' notice. Upon such termination, the Company must pay to Mr. Santelli a severance payment equal to the base amount as defined in Section 280G(b)(3) of the Internal Revenue Code minus $1.00. Upon a change of control, all outstanding stock options held by Mr. Santelli would become fully exercisable.

Certain Transactions

        The Company had agreements with Hall & Associates, P.A., Hall and AmericasDoctor.com Associates, P.A., and Hall and DocTalk Associates, P.A., which are owned by Dr. Hall, to provide the Company with medical personnel as needed to staff its maritime and international travel operations. These agreements are no longer in effect. Amounts paid to these companies represented fees for professional services rendered and premiums on professional liability insurance. During the years ended October 31, 2001 and 2000, the Company paid Hall & Associates, P.A., Hall and AmericasDoctor.com Associates, P.A. and Hall and DocTalk Associates, P.A. a combined total of $732,364 and $4,219,628, respectively, in fees and professional liability insurance premiums. Dr. Hall personally received a total of

$1,000 in salary related to the administration of these companies, but he received no other fees or compensation. There were no amounts payable to these affiliates at either October 31, 2001 or 2000.

        During 2001, the Company completed the construction of its new technology and warehouse facility. The Company entered into an agreement with a contractor, whose owners are related to the Company's former Chairman and President, to develop and construct the building. The total cost of the project was $700,000, which management believes approximates the market value for the services rendered.

        On January 11, 2001, Mr. Pickett and two of his minor children and Dr. Hall each signed stock purchase agreements with the former Digital Angel Corporation (which was then a subsidiary of ADS) and ADS. Under the stock purchase agreements, Mr. Pickett and his children sold 350,000 shares of the Company's common stock and Dr. Hall sold 500,000 shares of the Company's common stock beneficially owned by them to the former Digital Angel Corporation. Mr. Pickett and his children received 1,368,000 shares of ADS common stock and Dr. Hall received 1,954,000 shares of ADS common stock from ADS as consideration for the sale of their shares of the Company's common stock. Consummation of this sale resulted in the former Digital Angel Corporation owning 850,000 shares or 16.6% of the Company's common stock then issued and outstanding, Mr. Pickett beneficially owning, through his minor children, 38,890 shares or 0.76% of the Company's stock then issued and outstanding, and Dr. Hall owning 482,750 shares or 9.4% of the Company's stock then issued and outstanding. On October 1, 2001, the former Digital Angel Corporation transferred its beneficial ownership interest in the Company's common stock to ADS. As a result of this transfer, ADS beneficially owned 850,000 shares or 16.6% of the Company's common stock then issued and outstanding.

        On March 27, 2002, the Merger of the Company's wholly-owned subsidiary with the former Digital Angel Corporation became effective, and the Company changed its name to "Digital Angel Corporation." At the effective time of the Merger, each issued and outstanding share of the former Digital Angel Corporation common stock was converted into 0.9375 fully-paid, non-assessable and newly-issued shares of the Company's common stock. In the merger, ADS, as the former sole stockholder of Digital Angel Corporation, received 18,750,000 shares of the Company's common stock, resulting in the beneficial ownership by ADS of approximately 82% of the issued and outstanding shares of the Company's common stock immediately after the merger. In satisfaction of a condition to the consent to the merger of IBM Credit Corporation, a secured creditor of ADS, upon completion of the Merger, ADS transferred to the Digital Angel Share Trust, a Delaware statutory business trust controlled by an independent advisory board, all shares of the Company's common stock owned by ADS. As a result, the trust is now the beneficial owner of approximately 82% of the Company's common stock and controls the Company. Upon the request of IBM Credit Corporation, the trust will sell shares of the Company's common stock owned by it for the benefit of IBM Credit Corporation if ADS fails to make payments to IBM Credit Corporation beginning on December 31, 2002 or otherwise defaults under the IBM Credit Agreement. As a result, the duration of the trust's control over the Company following the merger and the identity of any parties which may acquire control of the Company if and when such sales commence is uncertain.

        The Company had a consulting agreement with Susquehanna Development, L.L.C. ("Susquehanna"), which is owned by Robert P. Crabb, the former Secretary of the Company, a former employee of the Company, and a Director of the Company from June 23, 2000 until February 23, 2001. In fiscal 2001, the Company paid Susquehanna $101,400 under the consulting agreement. By agreements dated February 23, 2001, the Company granted to Susquehanna an option to purchase 35,000 shares of the Company's common stock and to Mr. Crabb an option to purchase 15,000 shares. The exercise price of both options is $4.00 per share. The terms of both options provided that they would terminate upon the termination of the Company's employment or other relationship with Susquehanna and Mr. Crabb.

Effective June 30, 2002, the Company terminated its consulting agreement with Susquehanna, and Mr. Crabb's employment with the Company was terminated. At its meeting on June 27, 2002, the Board amended the terms of the options to provide that they would expire on June 30, 2003.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        On November 1, 2000, which was the beginning of fiscal 2001 for the Company, the Compensation Committee consisted of Messrs. Robert C. Goodwin, Jr. and George E. Harris, IV. Mr. Goodwin was a Director of the Company during fiscal 2001, and Mr. Harris was a Director of the Company until he resigned on January 26, 2001. On January 26, 2001, Mr. Harris resigned from the Board and the Compensation Committee. On February 23, 2001, the Board appointed Mr. Goodwin, Ms. Mercedes Walton and Mr. Paul R. Sanberg to the Compensation Committee, all of whom were then Directors of the Company. On April 19, 2001, Ms. Walton resigned from the Board and the Compensation Committee. On March 27, 2002, the effective date of the Merger, Messrs. Goodwin and Sanberg resigned from the Compensation Committee, and the Board appointed Kenneth D. Larson and Howard S. Weintraub, Ph.D. to the Compensation Committee. Each of these individuals is a non-employee, "independent" director of the Company.

REPORT OF THE COMPENSATION COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this proxy statement, the following report and the performance graph which follows shall not be deemed to be incorporated by reference into any such filings.

        The Compensation Committee determines the amount of compensation of, and incentives for, the Company's executive officers. The Compensation Committee also administers the 1998 Stock Plan.

        The base salary, bonus and benefits payable to the executive officers of the Company for the fiscal year ended October 31, 2001 were fixed under written employment agreements, the terms of which are as follows:

  •
  Dr. Hall was employed under an employment agreement that commenced on November 1, 1998 and provided for an annual salary of $260,000 and bonuses and benefits based on the Company's internal policies.

  •
  Mr. Pickett was employed under an employment agreement that commenced on November 1, 1998 and provided for an annual salary of $180,000 and bonuses and benefits based on the Company's internal policies.

  •
  Dr. Hutchin's employment agreement was for a four-year term that commenced on November 1, 1999. Under the agreement, he received an annual salary of $140,000 and was eligible for bonuses and benefits based on the Company's internal policies.

  •
  Mr. Snyder's employment agreement was for a one-year term that commenced on May 6, 2000. Under the Agreement, Mr. Snyder received an annual salary of $60,000. He was also eligible for bonuses and benefits based on the Company's internal policies.

        As described above in this proxy statement, the Company maintains the 1998 Stock Plan and the 2002 Stock Plan under which stock options may be granted to officers, directors, employees, advisors and consultants who render services to the Company based on the Company's performance during the prior fiscal year and upon the individual participant's performance and achievement of certain goals as determined in the sole discretion of the Compensation Committee.

        In determining the compensation of the Company's executive officers, the Compensation Committee considered promoting the Company's growth and providing compensation to recognize performance and retain qualified officers. It also considered the size of the Company and the compensation packages of executive officers of comparable companies.

        In determining the compensation of the Chief Executive Officer, the Compensation Committee considered the compensation, including the terms of options, of chief executive officers of comparable companies, as well as the availability of standard benefit packages and stock options at comparable companies. The Committee based the Chief Executive Officer's compensation on his expected performance and his achievement of expected performance goals.

By the Compensation Committee

Robert C. Goodwin, Jr.
Paul R. Sanberg

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings or this proxy statement, the following report shall not be deemed to be incorporated by reference into any such filings. In addition, the following report shall not be deemed to be "soliciting material" or "filed" with the SEC.

        The Audit Committee for the fiscal year ended October 31, 2001 has reviewed and discussed the audited financial statements as of and for the fiscal year ended October 31, 2001 with management of the Company and has discussed the matters required to be discussed by SAS 61 with the Company's independent auditors. The Audit Committee has also received the written disclosures and the letter from the Company's independent accountants required by Independent Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence. Based upon its review of the foregoing materials and its discussions with the Company's management and independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended October 31, 2001.

By the Audit Committee

Robert C. Goodwin, Jr.
Richard F. Seelig

PERFORMANCE GRAPH

        The Company's common stock is traded on The American Stock Exchange under the symbol "DOC." The following graph shows changes during the period from October 31, 1996 to October 31, 2001 in the value of $100 invested in: (1) the Company's common stock; (2) the Total Return Index for The Nasdaq Stock Market (U.S.) compiled by the Center for Research in Securities Prices ("CRSP") at the University of Chicago, Chicago, Illinois; and (3) the CRSP Total Return Index for Nasdaq Non-Financial Stocks. The values of each investment as of the dates indicated are based on share prices plus any dividends paid in cash, with the dividends reinvested on the date they were paid. The calculations exclude trading commissions and taxes.

	10/31/96	10/31/97	10/30/98	10/29/99	10/31/00	10/31/01
Digital Angel Corporation	$100.00	$142.857	$514.286	$4,571.429	$4,285.714	$1,714.286
CRSP Index for Nasdaq Stock Market (U.S.)	$100.00	$130.462	$145.016	$242.849	$275.858	$138.370
CRSP Index for Nasdaq Non-Financial Stocks	$100.00	$117.921	$117.381	$138.156	$162.032	$88.068

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth information as of August 31, 2002 regarding the beneficial ownership of shares of Common Stock of the Company by (i) each person (including any "group") who is known by the Company to beneficially own more than 5% of the Company's common stock, (ii) each Named Executive Officer, (iii) each Director of the Company as of August 31, 2002, and (iv) all Directors and executive officers of the Company as a group.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Outstanding Shares(2)
Current Directors and Executive Officers:
Randolph K. Geissler	937,500	(3)	3.4%
Richard J. Sullivan	987,500	(4)	3.7%
Richard S. Friedland	93,750	(5)	0.3%
Kenneth D. Larson	0		0%
Howard S. Weintraub, Ph.D.	0		0%
All current executive officers and Directors as a group (7 persons)	2,341,938	(7)	8.4%
Named Executive Officers(6):
Ronald W. Pickett	388,890	(8)	1.4%
Thomas M. Hall, M.D., M.I.M.	844,750	(9)	3.2%
Dale L. Hutchins, Ph.D.	177,201	(10)	0.7%
Certain Other Beneficial Owners:
Applied Digital Solutions, Inc. 400 Royal Palm Way Suite 410 Palm Beach, FL 33480	19,600,000	(11)	74.1%
Digital Angel Share Trust c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, DE 19898	19,600,000	(12)	74.1%

(1)
Unless otherwise indicated, the Company believes that the beneficial owners of the common stock described above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)
Based on 26,460,076 shares outstanding as of August 31, 2002, which does not include 7,817,413 shares of common stock subject to stock options and warrants outstanding at August 31, 2002. However, as indicated, each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by each beneficial owner within 60 days upon the exercise of stock options and warrants.

(3)
Consists of 937,500 shares subject to immediately exercisable options held by Mr. Geissler.

(4)
Includes 50,000 shares subject to immediately exercisable options held by Mr. Sullivan.

(5)
Consists of 93,750 shares subject to immediately exercisable options held by Mr. Friedland.

(6)
Of the individuals named, effective March 27, 2002, Mr. Pickett resigned from the Company and Dr. Hall and Mr. Hutchins became non-executive officer employees of the Company.

(7)
Includes 1,404,438 shares subject to immediately exercisable options held by all executive officers and directors as a group.

(8)
Includes 38,890 shares owned beneficially by Mr. Pickett through his minor children and 350,000 shares subject to immediately exercisable options.

(9)
Includes 6,000 shares owned by a family member in which Dr. Hall has an indirect beneficial ownership and 285,000 shares subject to immediately exercisable options held by Dr. Hall.

(10)
Includes 141,000 shares subject to immediately exercisable options held by Mr. Hutchins.

(11)
Represents shares beneficially owned by ADS but held of record by the Digital Angel Share Trust pursuant to a March 27, 2002 Trust Agreement by and between ADS and Wilmington Trust Company, as trustee.

(12)
Represents shares transferred by ADS to the Digital Angel Share Trust under a March 27, 2002 Trust Agreement by and between ADS and Wilmington Trust Company, as trustee.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        As required by rules adopted by the SEC under Section 16 of the Securities Exchange Act of 1934, directors and executive officers of the Company are required to file with the SEC an Initial Report of Beneficial Ownership on Form 3 within a certain period after becoming an executive officer or director stating the number of shares of Common Stock owned, a Report of change in Beneficial Ownership on Form 4 to report certain transactions in the Company's Common Stock, and an Annual Statement of Beneficial Ownership of Securities on Form 5 to report other transactions in securities of the Company that are not required to be reported on a Form 4. Based upon the Company's review of such Forms furnished to it by the directors and executive officers required to file such Forms, the Company believes that all of these filing requirements have been satisfied.

PROPOSAL 2
APPROVAL OF 2002 STOCK PLAN

        Effective April 11, 2002, the Board of Directors adopted the Amended and Restated Digital Angel Corporation Transition Stock Option Plan (the "2002 Stock Plan"), subject to approval by the stockholders of the Company, and reserved 5,195,312 shares of Common Stock for issuance under the 2002 Stock Plan. On June 27, 2002, the Board adopted an amendment to the 2002 Stock Plan increasing the number of shares subject to the plan to 11,195,312 shares of Common Stock, subject to the approval of the Company's stockholders.

Major Provisions of the 2002 Stock Plan

        The following is a summary of the major provisions of the 2002 Stock Plan. For a complete description of the 2002 Stock Plan, please read it in its entirety. A copy of the 2002 Stock Plan is included in this proxy statement as Appendix A.

Purpose

        The purpose of the 2002 Stock Plan is to provide incentive that will retain, motivate and reward employees and directors of Company and to encourage ownership of the Company's common stock by them.

Administration

        The Board's Compensation Committee, currently consisting of Messrs. Richard S. Friedland and Kenneth D. Larson and Howard S. Weintraub, Ph.D., administers the 2002 Stock Plan. The 2002 Stock Plan provides that the Committee may consist of the Board or a Committee of two or more but less than all of the members of the Board.

Shares Subject to 2002 Stock Plan

        The Board initially reserved 5,195,312 shares of common stock for issuance under the 2002 Stock Plan. On June 27, 2002, the Board amended the 2002 Stock Plan to reserve 11,195,312 shares of common stock, subject to the approval of the Company's stockholders. The maximum number of shares of common stock with respect to which benefits may be granted or measured to any participant under the 2002 Stock Plan is subject to adjustments made in accordance with the terms of the 2002 Stock Plan. As of August 31, 2002, under the 2002 Stock Plan, awards consisting of options to purchase 2,756,593 shares of common stock were outstanding. On June 27, 2002, the Board approved the grant of awards under the 2002 Stock Plan consisting of options to purchase a total of 3,910,000 additional shares of common stock. The grant of these options was subject to the approval of the Digital Angel Share Trust, which has approved their grant. The grant of these options is also subject to stockholder approval of the 2002 Stock Plan and the amendments to the 2002 Stock Plan described in this proxy statement. See "—Information Regarding New Plan Benefits" below.

Eligibility

        As originally adopted, the participants in the 2002 Stock Plan were those persons who received options to purchase common stock of the former Digital Angel Corporation under the Digital Angel.Net, Inc. Restated Flexible Stock Plan on or prior to March 27, 2002. These individuals consist of Randolph K. Geissler, Richard J. Sullivan, Richard S. Friedland, James P. Santelli and 14 other individuals who were employees of the former Digital Angel Corporation or its affiliates. As set forth below in the section of this proxy statement entitled "Proposal 4: Approval of Amendment to 2002 Stock Plan Changing the Participants to Whom Awards May Be Granted," and subject to stockholder approval, on June 27, 2002 the Board amended the 2002 Stock Plan to provide that the participants in the 2002 Stock Plan shall be those persons who are selected by the Committee, subject to the approval of the Board if the Committee does not consist of the entire Board. Under the terms of the 2002 Stock Plan, benefits may be granted to only employees and directors of the Company and its affiliates, consisting of approximately 265 individuals.

Types of Benefits

        The 2002 Stock Plan permits the Stock Option Committee to grant benefits in the form of stock options, cash awards, restricted stock awards, stock appreciation rights, reload options, or any combination thereof. Stock awards may, as a determined by the Stock Option Plan Committee, consist of performance-based awards.

        Options.    Options granted under the 2002 Stock Plan may be either "incentive stock options" which satisfy the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") or "non-qualified stock options" which are not intended to meet such requirements. Incentive stock options may be granted only to participants who are employees of the Company or its affiliates as of the date of grant. The Code places certain restrictions on the granting of incentive stock options to participants who own stock possessing over 10% of the total combined voting power of the Company or its affiliates.

        The Stock Option Committee determines the exercise price per share of options, subject to the requirements imposed by the Code and the 2002 Stock Plan. The 2002 Stock Plan and the Code provide that the exercise price for shares under any incentive stock option shall be no less than the fair market value of the shares at the time the option is granted. The 2002 Stock Plan provides that the exercise price for shares under each non-qualified stock option shall be no less than 85% of the fair market value of the shares at the time the option is granted.

        Options may be exercised at such time or times and subject to such terms and conditions as are determined by the Stock Option Committee. However, incentive stock options may not be exercised more than ten years after the date they are granted. Payment for shares of common stock purchased upon exercise of an option or any other benefit granted under the 2002 Stock Plan that requires payment by a participant to the Company must be made in cash, including by means of a so-called "cashless exercise" of the option or other benefit. In addition, if the Stock Option Committee consents or if it is provided in the agreement containing the terms of the option or other benefit, payment of the exercise price may be made by the surrender of all or part of a benefit, including the benefit being exercised, by the tender to the Company of shares of common stock owned by the holder of the benefit registered in the holder's name having a fair market value equal to the amount due to the Company, and other property, rights and credits deemed acceptable by the Stock Option Committee, or by any combination of these methods.

        Stock Appreciation Rights.    Under the 2002 Stock Plan, the Stock Option Committee may grant stock appreciation rights entitling the holder to receive a payment in cash, common stock or a combination of cash and common stock in an amount equal to the appreciation in the fair market value of a specified number of shares of common stock measured from the date the stock appreciation right was granted to the date such right was exercised. Stock appreciation rights also may be granted in tandem with a stock option, in which case the holder would be entitled to receive a payment equal to the appreciation of the stock option during the same measurement period. The 2002 Stock Plan provides that when stock appreciation rights are granted in tandem with an incentive stock option, the rights must have such terms or conditions as shall be required for the incentive stock option to qualify as an incentive stock option. Each stock appreciation right is exercisable at the times and subject to the terms and conditions as determined by the Stock Option Committee.

        Restricted Stock.    Under the 2002 Stock Plan, the Stock Option Committee may grant benefits in shares or common stock as restricted stock. Shares of restricted stock are issued and delivered at the time of the grant or as otherwise determined by the Stock Option Committee, but they are subject to forfeiture until otherwise provided in the applicable agreement or the 2002 Stock Plan. Each stock certificate evidencing shares of common stock granted as a restricted stock award must bear a legend referring to the 2002 Stock Plan and describing the risk of forfeiture of the shares of common stock and stating that such shares are non-transferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Stock Option Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of restricted stock from the date of grant. Unless otherwise determined by the Stock Option Committee, grants of shares of restricted stock must be made at a per share cost to the participant equal to par value.

        Cash Awards.    Under the 2002 Stock Plan, the Stock Option Committee may grant cash awards payable in cash in such amounts as it deems appropriate. However, the amount of any cash award granted in any fiscal year to any participant who is subject to Section 16 of the Securities Exchange Act of 1934 (generally consisting of the Company's executive officers, directors, and 10% beneficial owners) shall not exceed the greater of $100,000 or 100% of such person's cash compensation for such fiscal year. The Stock Option Committee determines the conditions under which cash awards are granted.

        Performance-Based Awards.    Any benefits granted under the 2002 Stock Plan may be granted in a manner such that the benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code.

Non-Transferability

        Unless otherwise specified in an agreement containing the terms of the benefit granted under the 2002 Stock Plan or permitted by the Stock Option Committee, each benefit granted under the 2002 Stock Plan is not transferable other than by will or other laws of descent and distribution and is exercisable during the participant's lifetime only by the participant. However, a participant may file with the Stock Option Committee a written designation of a beneficiary or beneficiaries to exercise, in the event of the death of the participant, an option or to receive any benefits. The Stock Option Committee has the right to review and approve beneficiary designations.

Status as Unfunded Plan

        The 2002 Stock Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. All payments made under the 2002 Stock Plan will be paid from the general funds of the Company, and no special or separate fund has been established and no segregation of assets will be made to assure payment of such amounts. However, the Stock Option Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the 2002 Stock Plan to deliver shares of common stock or payments under the 2002 Stock Plan. The 2002 Stock Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

Change of Control

        Unless otherwise determined by the Stock Option Committee, in the event of a "change of control" (as that term is defined in the 2002 Stock Plan), the following will occur:

  •
  all outstanding options will become fully exercisable, except to the extent that the right to exercise the option is subject to restrictions established in connection with a stock appreciation right that is issued in tandem with the option;

  •
  all outstanding stock appreciation rights will become immediately payable, except to the extent that the right to exercise the stock appreciation right is subject to restrictions established in connection with an option that is issued in tandem with the stock appreciation rights;

  •
  all shares of restricted stock will become fully vested;

  •
  all performance shares will be deemed to be fully earned and shall be paid out in such matter as determined by the Stock Option Committee; and

  •
  all cash awards, other stock-based awards and other benefits will become fully vested and/or earned and paid out in such manner as determined by the Stock Option Committee.

Amendment or Termination

        The Board of Directors has the sole right and power to amend the 2002 Stock Plan at any time. However, it cannot amend the 2002 Stock Plan without approval of the Company's stockholders in a manner which would cause options which are intended to qualify as incentive stock options to fail to qualify as such, in a manner which would cause the 2002 Stock Plan to fail to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, or in a manner which would violate applicable law. The Stock Option Committee may convert, modify, forfeit or cancel any benefit granted under the 2002 Stock Plan, in whole or in part, if and to the extent permitted in the 2002 Stock Plan or the applicable agreement or with the consent of the participant to whom such benefit was granted. Except as may be provided in an agreement, the Stock Option Committee may, in whole or in part, waive any restrictions or conditions that apply to, or accelerate the vesting of, any benefit granted under the 2002 Stock Plan. The plan has no specific term and, subject to the terms of the 2002 Stock Plan, including those requiring approval by the Company's stockholders and those limiting the period over which incentive stock options or any other benefits may be granted, will continue in full force and effect until terminated. The 2002 Stock Plan may be terminated at any time by the Board.

Federal Income Tax Consequences

        The federal income tax treatment for the two types of options that can be granted under the 2002 Stock Plan is as follows:

Incentive Stock Options

        Under the Code, an employee generally recognizes no regular taxable income as the result of the grant or the exercise of an incentive stock option. However, an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price must be included in the employee's alternative minimum taxable income (which may cause the employee to be liable for alternative minimum tax in that year).

        The tax treatment of a sale or disposition of shares acquired under an incentive stock option will depend on whether the holding period requirements are satisfied. The holding period requirements will generally be satisfied if an optionee does not sell or dispose of such shares until after the later of one year after the exercise of such an option or two years after the date such option is granted.

        If the holding period requirements are satisfied and an employee sells or disposes of shares acquired upon exercise of an incentive stock option, the optionee will recognize gain or loss equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as long-term capital gain or loss.

        If the holding period requirements are not satisfied and an employee sells or disposes of such shares, then the overall gain or loss on such sale or disposition is bifurcated into compensation and capital elements. The overall gain or loss is an amount equal to the difference between the sale price of the shares and the exercise price. With respect to the compensation element, the optionee must recognize as ordinary compensation income upon such sale or disposition an amount equal to the difference between (a) the lower of the fair market value of the shares at the date of the option exercise or the sale price of the shares and (b) the exercise price. With respect to the capital element, the optionee must recognize as capital gain or loss the difference between the overall gain (or loss) and the compensation element. If the shares have been held for more than 12 months, then any such gain or loss will be long-term capital gain or loss.

        Generally, the Company will not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of an incentive stock option, regardless of the applicability of the alternative minimum tax to the optionee. However, if the holding period requirements are not satisfied with respect to the sale or disposition of any shares acquired under an incentive stock option, then the Company will be entitled to a tax deduction in the year of such sale or disposition equal to the compensation element recognized by the optionee as a result of such sale or disposition.

Non-Qualified Stock Options

        An optionee generally recognizes no taxable income as a result of the grant of a non-qualified stock option, provided that such option does not have a readily ascertainable fair market value at the time it is granted. Upon exercise of a non-qualified stock option, an optionee will normally recognize ordinary compensation income for federal tax purposes equal to the excess, if any, of the fair market value of the shares over the exercise price. Optionees who are employees will be subject to withholding with respect to income recognized upon exercise of a non-qualified stock option.

        The Company will be entitled to a tax deduction in the amount and in the year that any such ordinary income is recognized by the optionee, provided that the optionee's total compensation is deemed reasonable in amount.

        Upon a sale of shares acquired pursuant to the exercise of a non-qualified stock option, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as a capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

Stock Appreciation Rights and Stock Awards

        Generally, the grantee of a stock appreciation right or stock award recognizes no taxable income as a result of such grant.

        Upon exercise of a stock appreciation right, the grantee will normally recognize ordinary compensation income for federal tax purposes equal to the payment due under such stock appreciation right. Upon the acquisition of shares under a stock award, a grantee will normally recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares at the time of acquisition over the purchase price of such shares.

        Upon a subsequent sale of any shares acquired pursuant to a stock award, any difference between the sale price and the fair market value of the shares upon the date of acquisition or the vesting date will be treated as a capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than 12 months.

        Grantees who are employees will be subject to withholding with respect to income recognized upon exercise of a stock appreciation right or under a stock award.

        The Company will be entitled to a tax deduction in the amount and in the year that any ordinary income is recognized by the grantee pursuant to a stock appreciation right or stock award, provided that the grantee's total compensation is deemed reasonable in amount.

Market Price of Common Stock

        The closing price of the Company's Common Stock as traded on The American Stock Exchange was $3.10 per share on September 6, 2002. As of such date, the approximate aggregate market value of the shares of the Company's Common Stock available for issuance under the 2002 Stock Plan was $34,705,467.

Information Regarding New Plan Benefits

        On June 27, 2002, the Board of Directors approved the grant of options under the 2002 Stock Plan to purchase a total of 3,910,000 shares of common stock, subject to the approval of the grant of the options by the Digital Angel Share Trust (which has approved the grant) and to stockholder approval of the 2002 Plan and the amendments to the 2002 Plan described in this proxy statement. The following table sets forth the number of shares subject to options under the 2002 Stock Plan held by Randolph K. Geissler and James P. Santelli (both of whom are executive officers of the Company), four of the Company's non-employee directors and nine non-executive officer employees, subject to stockholder approval. The Compensation Committee and the Board have the discretion to issue additional options to the individuals and groups named below from time to time, but the amounts and the dollar value of such option grants currently are not determinable.

New Plan Benefits

Digital Angel Corporation 2002 Stock Plan

Name and Position	Number of Shares
Randolph K. Geissler Current Chief Executive Officer and Director	1,937,500	(1)
James P. Santelli Current Vice President—Finance and Chief Financial Officer	390,375	(2)
Amro Albanna Current President of Digital Angel Systems division	432,813	(3)
Thomas M. Hall, M.D., M.I.M. Former Chief Executive Officer and Chief Physician	0
Ronald W. Pickett Former Chairman, President and Treasurer	0
Dale L. Hutchins, Ph.D. Former Executive Vice President and Chief Operating Officer	0
Executive group (3 persons)	2,760,688	(1)(2)(3)
Non-executive director group (4 persons)	1,843,750	(4)
Non-executive officer employee group (8 persons)	906,125	(5)

(1)
In the Merger, the Company assumed an option granted on September 8, 2000 to Mr. Geissler under the Digital Angel.Net, Inc. Restated Flexible Stock Plan ("Flexible Stock Plan"). The option was converted in the Merger into an option under the 2002 Stock Plan to acquire 937,500 shares of the Company's common stock at an exercise price of $0.778 per share. The option has a term of 10 years from the date of grant, is fully vested, and is not an "incentive stock option" within the meaning of Section 422 of the Code. On June 27, 2002, the Board approved the grant to Mr. Geissler of an option to purchase 1,000,000 shares of common stock at an exercise price of $3.39 per share, which is equal to the last per share sale price of the Company's common stock as quoted on The American Stock Exchange on June 27, 2002. The option has a term of 10 years, vests as to 100% of the shares subject to the option on June 26, 2003 but only if Mr. Geissler is then an officer of the Company, and is not an "incentive stock option" under the Code.

(2)
In the Merger, the Company assumed an option granted on September 8, 2000 to Mr. Santelli under the Flexible Stock Plan. The option was converted in the Merger into an option under the 2002 Stock Plan to acquire 234,375 shares of the Company's common stock at an exercise price of $0.778 per share. Mr. Santelli subsequently exercised the option to purchase 94,000 shares. The option has a term of 10 years from the date of grant, is fully vested, and is not an "incentive stock option" within the meaning of Section 422 of the Code. On June 27, 2002, the Board approved the grant to Mr. Santelli of an option to purchase 250,000 shares of common stock at an exercise price of $3.39 per share. The option has a term of 10 years, vests as to 100% of the shares subject to the option on June 26, 2003 but only if Mr. Santelli is then an officer of the Company, and is not an "incentive stock option" under the Code.

(3)
In the Merger, the Company assumed an option granted on January 1, 2001 to Mr. Albanna under the Flexible Stock Plan. The option was converted in the Merger into an option under the 2002 Stock Plan to purchase 182,813 shares of the Company's common stock at an exercise price of $0.672 per share. The option has a term of 10 years from the date of grant, is fully vested, and is not an "incentive stock option" within the meaning of Section 422 of the Code. On June 27, 2002, the Board approved the grant to Mr. Albanna of an option to purchase 250,000 shares of common stock at an exercise price of $3.39 per share. The option has a term of 10 years, vests as to 33 1/3% of the shares subject to the option on June 26, 2003, 2004 and 2005 but only if Mr. Albanna is then an employee of the Company on each of such dates, and is not an "incentive stock option" within the meaning of Section 422 of the Code.

(4)
In the Merger, the Company assumed an option granted on December 30, 1999 to Mr. Richard S. Friedland. The option was converted in the Merger into an option under the 2002 Stock Plan to acquire 93,750 shares of the Company's common stock at an exercise price of $0.053 per share. The option has a term of 10 years from the date of grant, is fully vested, and is not an "incentive stock option" within the meaning of Section 422 of the Code. On June 27, 2002, the Board approved the grant of options to purchase the following number of shares to the following individuals, all of whom are non-employee/non-executive directors of the Company: Richard J. Sullivan (1,000,000 shares), Richard S. Friedland (250,000 shares), Kenneth D. Larson (250,000 shares) and Howard S. Weintraub, Ph.D. (250,000 shares). The exercise price of the options is $3.39 per share. These options have a term of ten years, vest as to 100% of the shares subject to the options on June 26, 2003 but only if such directors are then directors of the Company, and are not "incentive stock options" within the meaning of Section 422 of the Code.

(5)
In the Merger, the Company assumed options granted on September 8, 2000 to three members of the non-executive officer employee group. The options were converted in the Merger into options under the 2002 Stock Plan to acquire 246,125 shares of the Company's common stock at an exercise price of $0.778 per share. The options have a term of 10 years from the date of grant, are fully vested, and are not "incentive stock options" within the meaning of Section 422 of the Code. On June 27, 2002, the Board approved the grant of options to purchase a total of 660,000 shares of its common stock to eight members of the non-executive officer employee group. The exercise price of the options is $3.39 per share. These options vest as to 33 1/3% of the shares subject to the options on June 26, 2003, 2004 and 2005 but only if such employees are employees of the Company on each of such dates and are not "incentive stock options" within the meaning of Section 422 of the Code.

The Board of Directors recommends a vote for approval of the 2002 Stock Plan.

PROPOSAL 3
APPROVAL OF AMENDMENT TO 2002 STOCK PLAN
INCREASING NUMBER OF SHARES

        As described above, effective April 11, 2002, the Board adopted the 2002 Stock Plan, subject to stockholder approval, and provided that 5,195,312 shares of common stock were reserved issuance under the 2002 Stock Plan. In the Merger, options granted under the Digital Angel.Net, Inc. Restated Flexible Stock Plan were converted into options under the 2002 Plan to purchase 5,132,813 shares of the Company's common stock.

        In order to grant additional awards under the 2002 Stock Plan, on June 27, 2002, the Board amended the 2002 Stock Plan, subject to stockholder approval, to increase the number of shares for which awards may be granted under the 2002 Stock Plan to 11,195,312 shares.

Stockholder Approval

        The Code requires that the amendment to the 2002 Stock Plan be submitted to the Company's stockholders for approval. The affirmative vote of a majority of the shares of Common Stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to amend the 2002 Stock Plan. If the stockholders do not approve of the amendment, the amendment will not be effective.

        The Board of Directors recommends that the stockholders vote for the approval of the amendment to the 2002 Stock Plan as set forth in Proposal 3.

PROPOSAL 4
APPROVAL OF AMENDMENT TO 2002 STOCK PLAN CHANGING
THE PARTICIPANTS TO WHOM AWARDS MAY BE GRANTED

        Under the 2002 Stock Plan as originally adopted, the participants in the 2002 Stock Plan were only those persons who were granted options before March 27, 2002 to purchase common stock of the former Digital Angel Corporation under the Digital Angel.Net, Inc. Restated Flexible Stock Plan. These individuals consisted of employees, officers and directors of the former Digital Angel Corporation and its affiliates and included Randolph K. Geissler, James P. Santelli, Richard J. Sullivan, and Richard S. Friedland.

        On June 27, 2002, the Board proposed amending the 2002 Stock Plan to provide that the participants in the 2002 Stock Plan would be determined by the Committee, subject to the terms of the 2002 Stock Plan. Under the 2002 Stock Plan, benefits may be granted only to those who are employees and/or directors of the Company and its "affiliates," as that term is defined in the 2002 Stock Plan.

        The Code requires that the amendment to the 2002 Stock Plan be submitted to the Company's stockholders for approval. The affirmative vote of a majority of the shares of Common Stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to amend the 2002 Stock Plan. If the stockholders do not approve of the amendment, the amendment will not be effective.

        The Board of Directors recommends that the shareholders vote for the approval of the amendment to the 2002 Stock Plan as set forth in Proposal 4.

PROPOSAL 5
RATIFICATION OF OPTIONS GRANTED UNDER 2002 STOCK PLAN

        On June 27, 2002, and as described above in the table entitled "New Plan Benefits—Digital Angel Corporation 2002 Stock Plan," options to purchase the following number of shares were granted to the following individuals: Randolph K. Geissler (1,000,000 shares), Richard J. Sullivan (1,000,000 shares), Richard S. Friedland (250,000 shares), Kenneth D. Larson (250,000 shares), Howard S. Weintraub, Ph.D. (250,000 shares) and James P. Santelli (250,000 shares). The terms of these options are described in the footnotes to the table. Stockholder approval of the grants of the options is required under The American Stock Exchange listing standards.

27

        The affirmative vote of a majority of the shares of common stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the grant of these options. If stockholders do not ratify the grant of these options, the options will not be granted.

        The Board of Directors recommends that the stockholders vote for the ratification of the grant of the options as set forth in Proposal 5.

PROPOSAL 6
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has appointed the firm of Eisner LLP as independent auditors for the fiscal year ending December 31, 2002, subject to the ratification of the holders of the Company's common stock. If the holders of the common stock do not ratify the selection of Eisner LLP, other independent accounts may be considered and selected by the Board of Directors. All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of Eisner LLP as the Company's independent accountants, unless other instructions are indicated thereon. No representative of Eisner LLP will be present at the Annual Meeting, and no representative of BDO Seidman LLP, who audited the Company's financial statements for fiscal 2000 and 2001, will be present at the Annual Meeting.

        On May 23, 2002, the Company engaged Eisner LLP as its independent accountants to audit its financial statements for the fiscal year ending December 31, 2002. During 2000 and 2001 and in the subsequent interim period from January 1, 2002 through May 23, 2002, the Company did not consult with Eisner LLP on items which concern the application of accounting principles generally, or as to a specific transaction or group of either completed or proposed transactions, or as to the type of audit opinion that might be rendered on the Company's financial statements. Eisner LLP did not prepare a report on the Company's financial statements for fiscal 2000 or 2001. Therefore, no report was issued by Eisner LLP that could contain an adverse opinion or disclaimer of opinion, or a qualification or modification, as to uncertainty, audit scope or accounting principles.

        On May 14, 2002, Grant Thornton, LLP ("Grant Thornton") notified the Company that it had resigned as the Company's certifying accountant. Since Grant Thornton was engaged on April 18, 2002, it did not prepare a report on the Company's financial statements for fiscal 2000 or 2001. Therefore, no report was issued by Grant Thornton that could contain an adverse opinion or disclaimer of opinion, or a qualification or modification, as to uncertainty, audit scope or accounting principles. Between April 18, 2002 and May 14, 2002, there were no disagreements with Grant Thornton on any matter of accounting principles or accounting practices, financial statement disclosure, or auditing scope or procedure. Grant Thornton advised the Company that its decision to resign was caused by its resignation as auditor for ADS, which was then the Company's majority shareholder.

        On April 18, 2002, the Company dismissed BDO Seidman LLP ("BDO") as the Company's certifying accountant. BDO's report on the financial statements of the Company for its past two fiscal years contained no adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principle. The decision to change accountants was unanimously approved by the Company's Board of Directors, including all members of the Company's Audit Committee. During the fiscal years ending October 31, 2000 and 2001 and through the subsequent interim period beginning November 1, 2001 and ending April 18, 2002, there were no disagreements with BDO on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Audit and Non-Audit Fees

        The following table presents fees for professional audit services rendered by BDO for the audit of the Company's annual financial statements for the fiscal year ended October 31, 2001 and fees billed for other services rendered by BDO. The Audit Committee has determined that the provision by BDO to the Company of the non-audit fees is compatible with maintaining BDO's independence.

Audit fees (excluding audit-related services)	$103,034
Financial information systems design and implementation	$4,428
All other fees:
Audit-related services(1)	$19,675
Other non-audit services(2)	$10,498

Total all other fees	$30,173

(1)
Audit-related services consisted principally of assistance with matters related to audits of employee benefit plans, statutory audits, review of registration statements, and assisting internal audit.

(2)
Other non-audit services consist primarily of consulting services for the preparing tax returns and advising on tax issues and on other issues, such as the Merger and stock options. The Audit Committee determined that these services were compatible with the auditors' independence.

Stockholder Approval

        The affirmative vote of a majority of the shares of Common Stock of the Company represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required to ratify the appointment of Eisner LLP as independent auditors for the Company for the year ending December 31, 2002.

        The Board of Directors recommends that the stockholders vote for the ratification of the appointment of Eisner LLP as independent auditors as set forth in Proposal 6.

PROPOSALS OF STOCKHOLDERS

        Any stockholder of the Company who wishes to present a proposal at the 2003 Annual Meeting of Stockholders and who wishes to have such proposal included in the Company's proxy statement for that meeting must deliver a copy of such proposal to the Company at 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Corporate Secretary, for receipt not later than May 26, 2003. The Company reserves the right to decline to include in the Company's proxy statement any stockholder's proposal that does not comply with the rules of the SEC for inclusion therein.

        For any proposal that is not submitted for inclusion in next year's proxy statement but is instead sought to be presented directly at the 2003 Annual Meeting of Stockholders, management will be able to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on August 9, 2003 and advises stockholders in the 2003 Proxy Statement about the nature of the matter and how management intends to vote on such matters; or (2) does not receive notice of the proposal before the close of business on August 9, 2003. Notices of intention to present proposals at the

2003 Annual Meeting of Stockholders should be addressed to: Digital Angel Corporation, 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Corporate Secretary.

OTHER BUSINESS

        At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

Annual Report of Stockholders

        The Company is mailing a copy of its Annual Report of Stockholders with this proxy statement. However, the Annual Report is not to be considered part of the proxy solicitation materials.

Householding

        As permitted by the Securities Exchange Act of 1934, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of the proxy statement. The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Digital Angel Corporation, 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Corporate Secretary.

        Stockholders residing at the same address and currently receiving only one copy of the proxy statement may contact the Corporate Secretary at the address set forth above to request multiple copies of proxy statements in the future. Stockholders residing at the same address and currently receiving multiple copies of proxy statements may contact the Corporate Secretary to request that only a single copy of proxy statements be mailed in the future.

Dated: September 23, 2002.	BY ORDER OF THE BOARD OF DIRECTORS

/s/ JAMES P. SANTELLI
James P. Santelli, Secretary

Exhibit A
Amended and Restated Digital Angel Corporation
Transition Stock Option Plan

AMENDED AND RESTATED
DIGITAL ANGEL CORPORATION
TRANSITION STOCK OPTION PLAN

1.
NAME AND PURPOSE

1.1
Name.

          The name of this Plan is the "Digital Angel Corporation Transition Stock Option Plan."

  1.2
  Purpose.

          The Company has established this Plan to retain, motivate and reward Employees and Directors of Digital Angel Corporation, a Delaware corporation acquired by the Company as a result of a merger completed on March 27, 2002 and to encourage ownership of the Company's Common Stock by them.

2.
DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

2.1
General Definitions.

          The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

          2.1.1.  Affiliate.

            A Parent or Subsidiary of the Company.

          2.1.2.  Agreement.

            The document which evidences the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

          2.1.3.  Benefit.

            Any benefit granted to a Participant under the Plan.

          2.1.4.  Board.

            The Board of Directors of the Company.

          2.1.5.  Cash Award.

            A Benefit payable in the form of cash.

1

          2.1.6.  Change of Control.

            If any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company); upon the approval by the Company's stockholders of a merger or consolidation, a sale or disposition of all or substantially of the Company's assets or a plan of liquidation or dissolution of the Company; or if during an period of 2 consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least 2/3 of the Board then still in office who were members of the Board at the beginning of the period. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition of at least 80% of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.

          2.1.7.  Code.

            The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

          2.1.8  Company.

            Digital Angel Corporation

          2.1.9.  Committee.

            The Committee described in Section 5.1.

          2.1.10.  Common Stock.

            The Company's common stock, par value $.005 per Share.

          2.1.11.  Director.

            A member of the Board or a member of the Board of Directors of an Affiliate.

2

          2.1.12.  Effective Date.

            April 11, 2002.

          2.1.13.  Employee.

            Any person employed by the Employer.

          2.1.14  Employer.

            The Company and all Affiliates.

          2.1.15.  Exchange Act.

            The Securities Exchange Act of 1934, as amended.

          2.1.16.  Fair Market Value.

            The last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, of the Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, Inc. (the "NYSE") or, if the Shares are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, the last quoted sale price on such date or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or, if on any such date the Shares are not quoted by any such organization, the average of the closing bid and asked prices on such date as furnished by a professional market maker making a market in the Shares selected by the Committee. If the Shares are not publicly held or so listed or publicly traded, the determination of the Fair Market Value per Share shall be made in good faith by the Committee.

          2.1.17.  Fiscal Year.

            The taxable year of the Company which is the calendar year.

          2.1.18.  ISO.

            An Incentive Stock Option as defined in Section 422 of the Code.

          2.1.19.  NQSO.

            A non-qualified stock Option, which is an Option that does not qualify as an ISO.

3

          2.1.20.  Option.

            An option to purchase Shares granted under the Plan.

          2.1.21.  Other Stock Based Award.

            An award under Section 18 that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

          2.1.22.  Parent.

            Any corporation (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          2.1.23.  Participant.

            An individual who is granted a Benefit under the Plan. Benefits may be granted only to Employees and Directors.

          2.1.24.  Performance Based Compensation.

            Compensation which meets the requirements of Section 162(m)(4)(C) of the Code.

          2.1.25.  Performance Share.

            A Share awarded to a Participant under Section 16 of the Plan.

          2.1.26.  Plan.

            The Digital Angel Corporation Transition Stock Option Plan and all amendments and supplements to it.

          2.1.27.  Reload Option.

            An Option to purchase the number of Shares used by a Participant to exercise an Option and to satisfy any withholding requirement incident to the exercise of such Option.

          2.1.28.  Restricted Stock.

            Shares issued under Section 16 of the Plan.

4

          2.1.29.  Rule 16b-3.

            Rule 16b-3 promulgated by the SEC, as amended, or any successor rule in effect from time to time.

          2.1.30.  SEC.

            The Securities and Exchange Commission.

          2.1.31.  Share.

            A share of Common Stock.

          2.1.32.  SAR.

            A stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

          2.1.33.  Subsidiary.

            Any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  2.2.
  Other Definitions.

          In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

  2.3.
  Conflicts.

          In the case of any conflict in the terms of the Plan relating to a Benefit, the provisions in the section of the Plan which specifically grants such Benefit shall control those in a different section. In the case of any conflict between the terms of the Plan relating to a Benefit and the terms of an Agreement relating to a Benefit, the terms of the Plan shall control.

3.
COMMON STOCK

3.1.
Number of Shares.

          The number of Shares which may be issued or sold or for which Options, SARs or Performance Shares may be granted under the Plan shall be 11,195,312. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both. The full number of Shares available may be used for any type of Option or other Benefit.

5

  3.2.
  Reusage.

          If an Option or SAR expires or is terminated, surrendered, or canceled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan. Any Shares which are used as full or partial payment to the Company upon exercise of an Option or for any other Benefit that requires a payment to the Company shall be available for purposes of the Plan.

  3.3.
  Adjustments.

          If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock which are not vested, grants of Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

4.
ELIGIBILITY

4.1.
Determined By Committee.

          The Participants in this Plan shall be those persons who received options to purchase Digital Angel Corporation common stock pursuant to the Digital Angel.net, Inc. Restated Flexible Stock Plan on or prior to March 27, 2002.

5.
ADMINISTRATION

5.1.
Committee.

          The Plan shall be administered by the Committee. The Committee shall consist of the Board, unless the Board appoints a Committee of two or more but less than all of the Board. If the Committee does not include the entire Board, it shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee made at a meeting at which a quorum is present shall be made by a majority of its members present at the meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

  5.2.
  Authority.

          Subject to the terms of the Plan, the Committee shall have discretionary authority to:

6

            (a)  determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the date of issuance and duration of all such grants;

            (b)  determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

            (c)  interpret and construe the Plan and all Agreements;

            (d)  prescribe, amend and rescind rules and regulations relating to the Plan;

            (e)  determine the content and form of all Agreements;

            (f)    determine all questions relating to Benefits under the Plan;

            (g)  maintain accounts, records and ledgers relating to Benefits;

            (h)  maintain records concerning its decisions and proceedings;

            (i)    employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

            (j)    take, at any time, any action required or permitted by Section 9.1 or 9.2(a), respectively, irrespective of whether any Change of Control has occurred or is imminent;

            (k)  determine, except to the extent otherwise provided in the Plan, whether and the extent to which Benefits under the Plan will be structured to conform to the requirements applicable to Performance-Based Compensation, and to take such action, establish such procedures, and impose such restrictions at the time such Benefits are granted as the Committee determines to be necessary or appropriate to conform to such requirements; and

            (l)    do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

  5.3.
  Delegation.

          Except as required by Rule 16b-3 with respect to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

  5.4.
  Determination.

          All determinations of the Committee shall be final.

7

6.
AMENDMENT

6.1.
Power of Board.

          Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

  6.2.
  Limitation.

          The Board may not amend the Plan, without approval of the stockholders of the Company:

            (a)  in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

            (b)  in a manner which would cause the Plan to fail to meet the requirements of Rule 16b-3; or

            (c)  in a manner which would violate applicable law.

7.
TERM AND TERMINATION

7.1.
Term.

          The Plan shall commence as of the Effective Date and, subject to the terms of the Plan, including those requiring approval by the stockholders of the Company and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.

  7.2.
  Termination.

          The Plan may be terminated at any time by the Board.

8.
MODIFICATION OR TERMINATION OF BENEFITS

8.1.
General.

          Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

  8.2.
  Committee's Right.

          Any Benefit granted may be converted, modified, forfeited or canceled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted. Except as may be provided in an Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Benefit.

8

9.
CHANGE OF CONTROL

9.1.
Vesting and Payment.

          In the event of a Change of Control:

            (a)  all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with an SAR that is issued in tandem with the Option;

            (b)  all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR.

            (c)  all Shares of Restricted Stock shall become fully vested;

            (d)  all Performance Shares shall be deemed to be fully earned and shall be paid out in such manner as determined by the Committee; and

            (e)  all Cash Awards, Other Stock Based Awards and other Benefits shall become fully vested and/or earned and paid out in such manner as determined by the Committee.

  9.2.
  Other Action

          In the event of a Change of Control, the Committee, in its sole discretion, may, in addition to the provisions of Section 9.1 above and to the extent not inconsistent therewith:

      (a)
      provide for the purchase of any Benefit for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit had such Benefit been currently exercisable or payable;

      (b)
      make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

      (c)
      cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

10.
AGREEMENTS AND CERTAIN BENEFITS

        10.1.  Grant Evidenced by Agreement.

          The grant of any Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms

9

  used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

        10.2.  Provisions of Agreement.

          Each Agreement shall contain such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not necessarily be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death, disability, changes of duties or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

        10.3.  Transferability.

          Unless otherwise specified in an Agreement or permitted by the Committee, each Benefit granted shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by him.

11.
REPLACEMENT AND TANDEM AWARDS

        11.1.  Replacement.

          The Committee may permit a Participant to elect to surrender a Benefit in exchange for a new Benefit.

        11.2.  Tandem Awards.

          Awards may be granted by the Committee in tandem. However, no Benefit may be granted in tandem with an ISO except SARs.

12.
PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

        12.1.  Payment.

          Upon the exercise of an Option or in the case of any other Benefit that requires a payment by a Participant to the Company, the amount due the Company is to be paid:

            (a)  in cash, including by means of a so-called "cashless exercise" of an Option;

            (b)  by the surrender of all or part of a Benefit (including the Benefit being exercised);

            (c)  by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

10

            (d)  in other property, rights and credits deemed acceptable by the Committee, including the Participant's promissory note;

            (e)  by any combination of the payment methods specified in (a), (b), (c) and (d) above.

          Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Shares purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

        12.2.  Dividend Equivalents.

          Grants of Benefits in Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

        12.3.  Deferral.

          The right to receive any Benefit under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

        12.4.  Withholding.

          The Company may, at the time any distribution is made under the Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to such distribution or exercise of such Options. The Committee or the Company may require a participant to tender to the Company cash and/or Shares in the amount necessary to comply with any such withholding requirements.

13.
OPTIONS

        13.1.  Types of Options.

          It is intended that both ISOs and NQSOs, which may be Reload Options, may be granted by the Committee under the Plan.

        13.2.  Grant of ISOs and Option Price.

          Each ISO must be granted to an Employee and granted within ten years from the earlier of the date of adoption by the Board or the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

11

        13.3.  Other Requirements for ISOs.

          The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code.

        13.4.  NQSOs.

          The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be no less than 85% of the Fair Market Value of the Shares at the time the Option is granted.

        13.5.  Determination by Committee.

          Except as otherwise provided in Section 13.2 through Section 13.4, the terms of all Options shall be determined by the Committee.

14.
SARS

        14.1.  Grant and Payment.

          The Committee may grant SARs. Upon electing to receive payment of a SAR, a Participant shall receive payment in cash, in Shares, or in any combination of cash and Shares, as the Committee shall determine.

        14.2.  Grant of Tandem Award.

          The Committee may grant SARs in tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares under such Option.

        14.3.  ISO Tandem Award.

          When SARs are granted in tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

        14.4.  Payment of Award.

          SARs shall be paid by the Company to a Participant, to the extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.

12

15.
ANNUAL LIMITATIONS

        15.1.  Limitation on Options and SARs.

          The number of (a) Shares covered by Options where the purchase price is no less than the Fair Market Value of the Shares on the date of grant plus (b) SARs which may be granted to any Participant in any Fiscal Year shall not exceed 1,000,000.

        15.2.  Computations.

          For purposes of Section 15.1: Shares covered by an Option that is canceled shall count against the maximum, and, if the exercise price under an Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option; and SARs covered by a grant of SARs that is canceled shall count against the maximum, and, if the Fair Market Value of a Share on which the appreciation under a grant of SARs will be calculated is reduced, the transaction will be treated as a cancellation of the SARs and the grant of a new grant of SARs.

16.
RESTRICTED STOCK AND PERFORMANCE SHARES

        16.1.  Restricted Stock.

          The Committee may grant Benefits in Shares available under Section 3 of the Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant or as otherwise determined by the Committee, but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. At the discretion of the Committee, the grantee may or may not be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

        16.2.  Cost of Restricted Stock.

          Unless otherwise determined by the Committee, grants of Shares of Restricted Stock shall be made at a per Share cost to the Participant equal to par value.

        16.3.  Non-Transferability.

          Shares of Restricted Stock shall not be transferable until after the removal of the legend with respect to such Shares.

        16.4.  Performance Shares.

          Performance Shares are the right of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms and conditions of such grant. The terms and conditions shall be determined by the Committee, in its sole discretion, but generally are expected to be based substantially upon the attainment of targeted profit and/or performance objectives.

13

        16.5.  Grant.

          The Committee may grant an award of Performance Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable Agreement.

17.
CASH AWARDS

        17.1.  Grant.

          The Committee may grant Cash Awards at such times and (subject to Section 17.2) in such amounts as it deems appropriate.

        17.2.  Rule 16b-3.

          The amount of any Cash Award in any Fiscal Year to any Participant who is subject to Section 16 of the Exchange Act shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under this Section 17) for such Fiscal Year.

        17.3.  Restrictions.

          Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both.

18.
OTHER STOCK BASED AWARDS AND OTHER BENEFITS

        18.1.  Other Stock Based Awards.

          The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

        18.2.  Other Benefits.

          The Committee shall have the right to provide types of Benefits under the Plan in addition to those specifically listed, if the Committee believes that such Benefits would further the purposes for which the Plan was established.

19.
MISCELLANEOUS PROVISIONS

        19.1.  Underscored References.

          The underscored references contained in the Plan are included for convenience only, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

14

        19.2.  Number and Gender.

          The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

        19.3.  Unfunded Status of Plan.

          The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments hereunder consistent with the foregoing.

        19.4.  Termination of Employment.

          If the employment of a Participant by the Company terminates for any reason, except as otherwise provided in an Agreement, all unexercised, deferred, and unpaid Benefits may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting of all or part of the Benefits.

        19.5.  Designation of Beneficiary.

          A Participant may file with the Committee a written designation of a beneficiary or beneficiaries (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries as the Committee may from time to time prescribe) to exercise, in the event of the death of the Participant, an Option, or to receive, in such event, any Benefits. The Committee reserves the right to review and approve beneficiary designations. A Participant may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the right of any such beneficiary to exercise any Option or to receive any Benefit, the Committee may determine to recognize only an exercise by the legal representative of the recipient, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

        19.6.  Governing Law.

          This Plan shall be construed and administered in accordance with the laws of the State of Delaware, without giving effect to conflict of laws principles.

        19.7.  Purchase for Investment.

          The Committee may require each person purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend that the Committee deems appropriate to reflect any

15

  restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

        19.8.  No Employment Contract.

          Neither the adoption of the Plan nor any Benefit granted hereunder shall confer upon any Employee any right to continued employment nor shall the Plan or any Benefit interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

        19.9.  No Effect on Other Benefits.

          The receipt of Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

16

DIGITAL ANGEL CORPORATION

PROXY SOLICITED BY BOARD OF DIRECTORS

For Annual Meeting of Stockholders
October 22, 2002

proxy

The undersigned, revoking all prior proxies, hereby appoints Randolph K. Geissler and James P. Santelli, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of Digital Angel Corporation (the "Company") of record in the name of the undersigned at the close of business on September 6, 2002, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, October 22, 2002, or at any adjournment thereof, upon the following matters:

See reverse for voting instructions.

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	COMPANY # CONTROL #

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (ct) on October 21, 2002.
•
You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
•
Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — www.eproxy.com/doc/ — QUICK *** EASY *** IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (ct) on October 21, 2002.
•
You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Digital Angel Corporation, c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

        If you vote by Phone or Internet, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Proposals 1, 2, 3, 4, 5 and 6.

1.	Electing the following directors:	01 Randolph K. Geissler 02 Richard J. Sullivan 03 Richard S. Friedland	04 Kenneth D. Larson 05 Howard S. Weintraub, Ph.D.	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHOLD for all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

* Please fold here *

2.	Approving the 2002 Digital Angel Corporation Transition Stock Option Plan ("2002 Stock Plan").	☐	For	☐	Against	☐	Abstain
3.	Approving an amendment to the 2002 Stock Plan increasing the number of shares of the Company's common stock subject to the 2002 Stock Plan.	☐	For	☐	Against	☐	Abstain
4.	Approving an amendment to the 2002 Stock Plan allowing the Company's Board of Directors or a Committee of the Board to designate participants in the 2002 Stock Plan.	☐	For	☐	Against	☐	Abstain
5.	Ratifying the grant of common stock purchase options under the 2002 Stock Plan to officers, directors and key employees of the Company.	☐	For	☐	Against	☐	Abstain
6.	Ratifying the appointment of Eisner LLP as independent auditors for the fiscal year ending December 31, 2002.	☐	For	☐	Against	☐	Abstain

In their discretion, the Proxies are authorized to vote upon any other matters as may properly come before the Annual Meeting, or any adjournments thereof.

Please mark, date, sign, and mail this proxy promptly in the enclosed envelope.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

Address Change? Mark Box Indicate changes below:	☐	Dated:

Signature(s) in Box
Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

QuickLinks

VOTING AND REVOCATION OF PROXY
PROPOSAL 1 ELECTION OF DIRECTORS
INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table
Stock Option Grants in Fiscal Year 2001 Individual Grants
Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
BENEFICIAL OWNERSHIP OF COMMON STOCK
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2 APPROVAL OF 2002 STOCK PLAN
New Plan Benefits Digital Angel Corporation 2002 Stock Plan
PROPOSAL 3 APPROVAL OF AMENDMENT TO 2002 STOCK PLAN INCREASING NUMBER OF SHARES
PROPOSAL 4 APPROVAL OF AMENDMENT TO 2002 STOCK PLAN CHANGING THE PARTICIPANTS TO WHOM AWARDS MAY BE GRANTED
PROPOSAL 5 RATIFICATION OF OPTIONS GRANTED UNDER 2002 STOCK PLAN
PROPOSAL 6 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSALS OF STOCKHOLDERS
OTHER BUSINESS
Exhibit A Amended and Restated Digital Angel Corporation Transition Stock Option Plan
AMENDED AND RESTATED DIGITAL ANGEL CORPORATION TRANSITION STOCK OPTION PLAN
DIGITAL ANGEL CORPORATION PROXY SOLICITED BY BOARD OF DIRECTORS For Annual Meeting of Stockholders October 22, 2002